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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2006

                             STRATEX NETWORKS, INC.
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               (Exact name of Registrant as Specified in Charter)

            Delaware                    0-15895                77-0016028
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                    120 Rose Orchard Way, San Jose, CA 95134
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 943-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

     On January 27, 2006, Stratex Networks, Inc. and Alcatel USA Sourcing L.P. issued a press release announcing the signing of a four year licensing agreement under which Alcatel and certain of its affiliates will be able to source a broad range of Stratex Networks Eclipse wireless transmission solutions directly from Stratex Networks' contract manufacturer(s). A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          Exhibit No.    Description
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          99.1           Press Release Announcing Execution of Licensing
                         Agreement, January 27, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRATEX NETWORKS, INC.


Date: January 30, 2006
                                             By:  /s/ Juan Otero
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                                                  Juan Otero
                                                  General Counsel and
                                                  Assistant Secretary